UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   February 24, 2004
                                                --------------------------------

                    Securitized Asset Backed Receivables LLC
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                                 333-108395                 37-1472598
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
of incorporation)                                            Identification No.)

200 Park Avenue, New York, New York                                10166
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code   (212) 412-4000
                                                   -----------------------------

                                 Not applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5.     Other Events
            ------------

            On October 20, 2003, a registration statement on Form S-3 (the "Registration Statement") for Securitized Asset Backed Receivables LLC (the "Company") was declared effective. Attached as exhibits are certain Computational Materials, (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission (the "Commission") on May 20, 1994, regarding Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. and Kidder Structured Asset Corporation and as further modified by a no-action letter issued by the staff of the Commission on May 27, 1994, to the Public Securities Association (the "PSA")), Structural Term Sheets and Collateral Term Sheets, (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission on February 17, 1995, to the PSA) furnished to the Company by Barclays Capital Inc. (the "Underwriter") in respect of the Company's proposed offering of certain classes of the Securitized Asset Backed Receivables LLC Trust 2004-OP1, Mortgage Pass-Through Certificates, Series 2004-OP1 (such classes, the "Offered Certificates").

            The Offered Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Registration Statement. The Company hereby incorporates the attached Computational Materials, Structural Term Sheets and Collateral Term Sheets by reference in the Registration Statement.

            Any statement or information contained in the attached Computational Materials, Structural Term Sheets and Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.             Description
            -----------             ------------

            (99.1) Structural Term Sheets and Collateral Terms Sheets prepared by Barclays Capital Inc. in connection with certain classes of the Securitized Asset Backed Receivables LLC Trust 2004-OP1, Mortgage Pass-Through Certificates, Series 2004-OP1.

            (99.2) Computational Materials prepared by Barclays Capital Inc. in connection with certain classes of the Securitized Asset Backed Receivables LLC Trust 2004-OP1, Mortgage Pass-Through Certificates, Series 2004-OP1.

            (99.3) Collateral Term Sheets prepared by Barclays Capital Inc. in connection with certain classes of the Securitized Asset Backed Receivables LLC Trust 2004-OP1, Mortgage Pass-Through Certificates, Series 2004-OP1.

            (99.4) Collateral Term Sheets prepared by Barclays Capital Inc. in connection with certain classes of the Securitized Asset Backed Receivables LLC Trust 2004-OP1, Mortgage Pass-Through Certificates, Series 2004-OP1.

            (99.5) Computational Materials prepared by Barclays Capital Inc. in connection with certain classes of the Securitized Asset Backed Receivables LLC Trust 2004-OP1, Mortgage Pass-Through Certificates, Series 2004-OP1.

            (99.6) Computational Materials prepared by Barclays Capital Inc. in connection with certain classes of the Securitized Asset Backed Receivables LLC Trust 2004-OP1, Mortgage Pass-Through Certificates, Series 2004-OP1.

            (99.7) Computational Materials prepared by Barclays Capital Inc. in connection with certain classes of the Securitized Asset Backed Receivables LLC Trust 2004-OP1, Mortgage Pass-Through Certificates, Series 2004-OP1.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SECURITIZED ASSET BACKED RECEIVABLES LLC



      February 26, 2004
                                   By: /s/ John Carroll
                                      ----------------------------------
                                      Name:   John Carroll
                                      Title:  Director

                                INDEX TO EXHIBITS



                                                                  Paper (P) or
Exhibit No.       Description                                     Electronic (E)
-----------       -----------                                     --------------

(99.1)            Structural Term Sheets and Collateral           (E)
                  Terms prepared by Barclays Capital
                  Inc. in connection with certain classes
                  of the Securitized Asset Backed
                  Receivables LLC Trust 2004-OP1, Mortgage
                  Pass-Through Certificates, Series
                  2004-OP1.

(99.2)            Computational Materials prepared by             (E)
                  Barclays Capital Inc. in connection
                  with certain classes of the
                  Securitized Asset Backed Receivables
                  LLC Trust 2004-OP1, Mortgage
                  Pass-Through Certificates, Series
                  2004-OP1.

(99.3)            Collateral Term Sheets prepared by              (E)
                  Barclays Capital Inc. in connection
                  with certain classes of the
                  Securitized Asset Backed Receivables
                  LLC Trust 2004-OP1, Mortgage
                  Pass-Through Certificates, Series
                  2004-OP1.

(99.4)            Collateral Term Sheets prepared by             (E)
                  Barclays Capital Inc. in connection
                  with certain classes of the
                  Securitized Asset Backed Receivables
                  LLC Trust 2004-OP1, Mortgage
                  Pass-Through Certificates, Series
                  2004-OP1.

(99.5)            Computational Materials prepared by             (E)
                  Barclays Capital Inc. in connection
                  with certain classes of the
                  Securitized Asset Backed Receivables
                  LLC Trust 2004-OP1, Mortgage
                  Pass-Through Certificates, Series
                  2004-OP1.

(99.6)            Computational Materials prepared by             (E)
                  Barclays Capital Inc. in connection
                  with certain classes of the
                  Securitized Asset Backed Receivables
                  LLC Trust 2004-OP1, Mortgage
                  Pass-Through Certificates, Series
                  2004-OP1.

(99.7)            Computational Materials prepared by             (E)
                  Barclays Capital Inc. in connection
                  with certain classes of the
                  Securitized Asset Backed Receivables
                  LLC 2004-OP1, Mortgage Pass-Through
                  Certificates, Series 2004-OP1.


                           -6-